Exhibit 99.3

4th Quarter 2009 Results

Forward-Looking Statements This presentation contains forward-looking statements based on current expectations. These forward-looking statements are often identified by words such as "estimate," "predict," "may," "believe," "plan," "expect," "require," "intend," "assume" and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include: regulatory and judicial decisions, developments and proceedings; our ability to achieve timely and adequate rate recovery of our costs; our ability to reduce capital expenditures and other costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures; power plant performance and outages; volatile fuel and purchased power costs; fuel and water supply availability; new legislation or regulation relating to greenhouse gas emissions, renewable energy mandates and energy efficiency standards; our ability to meet renewable energy requirements and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; competition in retail and wholesale power markets; the duration and severity of the economic decline in Arizona and current credit, financial and real estate market conditions; the cost of debt and equity capital and the ability to access capital markets when required; restrictions on dividends or other burdensome provisions in our credit agreements and ACC orders; our ability, or the ability of our subsidiaries, to meet debt service obligations; changes to our credit ratings; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; transmission and distribution system conditions and operating costs; the ability to meet the anticipated future need for additional baseload generation and associated transmission facilities in our region; the ability of our counterparties and power plant participants to meet contractual or other obligations; technological developments in the electric industry; and economic and other conditions affecting the real estate and credit markets in SunCor's market areas, which include Arizona, Idaho, New Mexico and Utah. These and other factors are discussed in Risk Factors described in Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which you should review carefully before placing any reliance on our financial statements or disclosures. Neither Pinnacle West nor APS assumes any obligation to update any forward- looking statements, even if our internal estimates change, except as may be required by applicable law.

In this presentation, we present "regulated electricity segment gross margin" per diluted share of common stock. Regulated electricity segment gross margin refers to regulated electricity segment revenues less regulated electricity segment fuel and purchased power expenses. Regulated electricity segment gross margin is a "non-GAAP financial measure," as defined in accordance with SEC rules. Slide 24 reconciles this non- GAAP financial measure to the referenced revenue and expense line items on our Condensed Consolidated Statements of Income, which are the most directly comparable financial measures calculated and presented in accordance with GAAP. We view regulated electricity segment gross margin as an important performance measure of the core profitability of our operations. We refer to "on-going earnings" in this presentation, which is also a non-GAAP financial measure. We believe on-going earnings provide investors with a useful indicator of our results that is comparable among periods because it excludes the effects of unusual items that may occur on an irregular basis. Slides 6 and 8 provide a reconciliation of on-going earnings to our reported earnings. Investors should note that these non-GAAP financial measures may involve judgments by management, including whether an item is classified as an unusual item. These measures are key components of our internal financial reporting and are used by our management in analyzing the operations of our business. We believe that investors benefit from having access to the same financial measures that management uses. Non-GAAP Financial Measures

CFO Agenda Full-Year and 4th Quarter Results Arizona Economic Outlook Earnings Guidance Liquidity Update

Consolidated EPS Summary Year 2009 vs. Year 2008 Per Share EPS 2009 2008 Reported 0.67 2.4 Reported Per Share On-Going EPS 2009 2008 On-Going 2.33 2.36

Non-GAAP EPS Reconciliation Year 2009 vs. Year 2008 EPS per diluted share as reported $ 0.67 $ 2.40 $ (1.73) Adjustments: Real estate segment 1.66 0.26 1.40 Income tax credits related to prior years - (0.30) 0.30 Severance costs - 0.08 (0.08) Plant sale tax resolution - (0.08) 0.08 On-going earnings per share $ 2.33 $ 2.36 $ (0.03) 2009 Change 2008

Consolidated EPS Summary 4th Quarter 2009 vs. 4th Quarter 2008 Per Share EPS 2009 2008 Reported -0.3 -0.39 Reported Per Share On-Going EPS 2009 2008 On-Going -0.16 -0.08

Non-GAAP EPS Reconciliation 4th Quarter 2009 vs. 4th Quarter 2008 EPS per diluted share as reported $ (0.30) $ (0.39) $ 0.09 Adjustments: Real estate segment 0.14 0.34 (0.20) Severance costs - 0.05 (0.05) Plant sale tax resolution - (0.08) 0.08 On-going earnings per share $ (0.16) $ (0.08) $ (0.08) 4th Qtr 2009 Change 4th Qtr 2008

Summary of On-Going EPS Variances 4th Quarter 2009 vs. 4th Quarter 2008 Regulated electricity gross margin* $0.06 Infrastructure- related costs $0.02 O&M* $(0.10) Other items, net $(0.01) M&T $(0.05) * Excluding renewable energy and demand-side management revenue increases and offsetting O&M increases, respectively. See non-GAAP reconciliation for regulated electricity gross margin in the Appendix. Net Decrease $(0.08) =

Regulated Electricity Gross Margin Drivers* 4th Quarter 2009 vs. 4th Quarter 2008 Interim rates Transmission Rates weather customer usage MTM Other items, net 0.07 0.07 0.1 0.06 0.06 0.06 0.03 0.01 0.05 0.05 0.05 0.06 Transmission rate increase $0.03 Lower kWh sales $(0.05) Weather effects $0.01 Improved hedge mark-to-market $0.05 Interim retail rate increase $0.07 Other items, net $(0.05) * See non-GAAP reconciliation in the Appendix. Net Increase $0.06 =

2010 $2.95 - $3.10 2011 Expected to meet or exceed 2010 guidance Consolidated On-Going EPS Guidance 2010 - 2011

Cost Savings To Support Future Results Enterprise-wide emphasis Better leverage technology Optimize assets and resources Effective, efficient execution Engaged, motivated workforce Cost Savings

Adequate Liquidity and Financing Access Capacity Borrower ($ Millions) Matures APS $ 489 Sep. '11 APS 500 Feb. '13 PNW 200 Feb. '13 $1,189 Solid bank group No MAC clauses or "clean down" provisions Credit Facilities Cash ST Debt Available Liquidity $1,179 Liquidity FFO CapEx Dividend Cushion $848 Dec. 31, 2009* Available Liquidity Est. 2010 Cash Sources & Uses $ Millions Credit Facilities* * Pro forma for February 2010 APS $500 million and PNW $200 million revolver

CEO Discussion Constructive Regulatory Framework Renewable Resources Operations Update SunCor Restructuring Status Looking Ahead

APS Major Renewables Projects Retail regulatory settlement provisions 1.7 million MWh additional generation in service by end of 2015 Photovoltaic solar projects Arizona wind projects Rate recovery through Renewable Energy Surcharge adjustor, Power Supply Adjustor or Transmission Cost Adjustor until reflected in base rates AZ Sun Program (proposed) $500 million capital investment Estimated 100 MW photovoltaic solar plants to be owned by APS To be placed into service in 2011 through 2014 Rate recovery through Renewable Energy Surcharge adjustor Two requests for proposals issued January 2010 Photovoltaic solar - projects to be 15-50 MW each Arizona wind projects - projects to be 15-100 MW each Proposals due April 2010

CEO Discussion Constructive Regulatory Framework Renewable Resources Operations Update SunCor Restructuring Status Looking Ahead

Appendix

APS earnings to comprise nearly all of on-going consolidated earnings Normal weather patterns for year Implementation of APS' retail regulatory settlement effective January 1, 2010 Retail customer growth of about 1% Weather-normalized retail electricity sales volumes comparable with prior year, in part due to Company energy efficiency initiatives Total electricity gross margin (operating revenues, net of fuel and purchased power expenses, excluding Renewable Energy Surcharge and similar rate adjustors*) of $2.04 billion to $2.09 billion Operating expenses (operations and maintenance, excluding costs for Renewable Energy Standard and similar regulatory programs*; depreciation and amortization; and taxes other than income taxes) of $1.30 billion to $1.33 billion Interest expense, net of capitalized interest and allowance for equity funds used for construction, of $210 million to $220 million An effective tax rate of about 38% Consolidated On-Going EPS Guidance 2010 Key Factors and Assumptions * Revenues and operating costs related to Renewable Energy Standard and similar regulatory programs estimated to be $137 million.

Renewable Energy and Demand-Side Management Surcharges* Q1 2 Q2 2 Q3 4 Q4 3 Q1 2 Q2 7 Q3 8 Q4 7 Q1 18 Q2 23 Q3 25 Q4 22 * Revenues associated with these surcharges were offset by comparable amounts of O&M expense. 2007 2008 2009 Pretax $ Millions

Q1 7 Q2 -3 Q3 -1 Q4 3 Q1 14 Q2 14 Q3 -29 Q4 -9 Q1 -5 Q2 5 Q3 8 Q4 0 Quarterly Mark-to-Market on Hedge Contracts* Pretax $ Millions * APS 10% share under Power Supply Adjustor (PSA), net of related deferrals. 2007 2008 2009

Rates effective January 1, 2010 Annualized base rate revenue increases ($ millions): Non-fuel $ 196 Net fuel-related 11 Net increase $ 207 Allowed ROE (%) 11 Equity ratio (%) 54 Rate base ($ billions) $5.6 Base fuel rate (¢ per kWh) 3.76 Effective date 1/1/2010 Line Extension Fees - 2010-2012 payments received to be recorded as revenues instead of contributions in aid of construction (CIAC) (pretax estimates): 2010 $23 million 2011 $25 million 2012 $49 million Progressive 2009 Regulatory Settlement Key Revenue Provisions

Progressive 2009 Regulatory Settlement Key Non-Revenue Provisions Value for APS and diverse stakeholders Non-revenue financial provisions: $30 million annual cost reduction in 2010 to be sustained through 2014 Pension and OPEB cost increases to be deferred in 2011 and 2012 Annual nuclear plant depreciation to decrease $34 million pretax, assuming plant license extension approved $700 million equity to be infused into APS through 2014 Other provisions: Provides rate stability for APS customers Significantly increases energy efficiency programs Expands renewable energy requirements and programs

Progressive 2009 Regulatory Settlement Expedited Future Rate Cases Future cases to be processed within 12 months APS to file general base rate cases June 1, 2011 and June 1, 2013 Future base rate changes may become effective July 1, 2012 and July 1, 2014

Reconciliation of Regulated Electricity Segment Gross Margin Regulated electricity segment revenue* $ 650 $ 634 Regulated electricity segment fuel and purchased power expenses* (258) (267) Regulated electricity segment gross margin including RES and DSM revenues** 392 367 Less: RES and DSM revenues (22) (7) Regulated electricity segment gross margin excluding RES and DSM revenues $ 370 $ 360 Three Months Ended December 31, EPS Change 2009 2008 $ millions, except per share amounts $ 0.15 0.09 $ 0.06 Non-GAAP Measure Reconciliation - Regulated Electricity Segment Gross Margin * Line items from Consolidated Statements of Income ** RES, Renewable Energy Standard; DSM, Demand-Side Management